UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2008

UAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

77 W. Wacker Drive, Chicago, IL 60601
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 997-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
[Missing Graphic Reference]

Item 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of  Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Company’s Form 8-K filed on January 4, 2008 with the Securities and Exchange Commission, Captain Stephen A. Wallach was elected to the Board of Directors of UAL Corporation effective January 1, 2008.  On February 21, 2008, the UAL Board approved the recommendation of the Nominating/Governance Committee that Captain Wallach serve on the Public Responsibility and Human Resources Committees of the UAL Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:        /s/ Paul R. Lovejoy
Name:   Paul R. Lovejoy
Title:     Senior Vice President,
              General Counsel and Secretary

Date: February 22, 2008